                        THIRD AMENDMENT

                               TO

                   REVOLVING CREDIT AGREEMENT



         Third Amendment, dated as of August 1, 1994, to the Revolving Credit Agreement, dated as of January 14, 1994, as amended (as so amended, the "Credit Agreement"), among MERRY-GO-ROUND ENTERPRISES, INC., a Maryland corporation ("MGRE"), MGR DISTRIBUTION CORPORATION, a Maryland corporation ("MGRD", and together with MGRE, collectively, the "Borrowers" and individually, a "Borrower"), MGRR, INC., a Delaware corporation (the "Guarantor"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").

         The Borrowers, the Guarantor and the Lenders desire to establish new financial covenants in the Credit Agreement with respect to Cumulative FIFO EBITDA and minimum and maximum amounts of Inventory on the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Guarantor, the Agent and the Lenders hereby agree as follows:

         1. Definitions. All capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

         2.   FIFO EBITDA.  The definition of the term "FIFO
EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by adding the following before the period at the end of such definition:

         "provided, that for purposes of this Agreement, FIFO
         EBITDA shall be reduced at the end of each fiscal year of MGRE by the amount agreed upon in writing among the Borrowers and the Lenders."

         3.   Cumulative FIFO EBITDA.  Section 9.02 of the
Credit Agreement is hereby amended in its entirety to read as follows:

              "9.02 Cumulative FIFO EBITDA. The Borrowers shall not permit Cumulative FIFO EBITDA for the fiscal months listed below to be less than the amount specified opposite each such fiscal month:

              Month Ending         FIFO EBITDA
              February 1994       ($ 6,619,000)
              March 1994          ($ 8,421,000)

              April 1994          ($11,771,000)
              May 1994            ($19,104,000)
              June 1994           ($22,790,000)
              July 1994           ($28,359,000)
              August 1994         ($23,549,000)
              September 1994      ($21,220,000)
              October 1994        ($23,662,000)
              November 1994       ($21,143,000)
              December 1994        $10,221,000
              January 1995         $   384,000
              February 1995       ($ 3,123,000)
              March 1995          ($ 4,845,000)
              April 1995          ($ 1,552,000)
              May 1995             $    50,000
              June 1995            $ 2,012,000
              July 1995            $ 3,972,000
              August 1995          $ 6,393,000
              September 1995       $ 8,074,000
              October 1995         $ 9,015,000
              November 1995        $10,831,000
              December 1995        $16,557,000
              January 1996         $16,727,000"
              (and thereafter)

         4.   Maintenance of Inventory.  Section 9.16 of the
Credit Agreement is hereby amended in its entirety to read as follows:

              "9.16 Maintenance of Inventory. The Borrowers shall not permit the aggregate amount of their Inventory (valued at Book Value) at the end of each fiscal month set forth below to be less than or more than the amounts specified opposite each such month set forth below:

         Fiscal Month        Minimum Amount      Maximum Amount
         February 1994        $ 56,116,000        $ 84,174,000
         March 1994           $ 72,810,000        $109,214,000
         April 1994           $ 95,787,000        $143,681,000
         May 1994             $ 92,988,000        $125,808,000
         June 1994            $ 94,194,000        $127,440,000
         July 1994            $118,985,000        $160,979,000
         August 1994          $117,058,000        $158,372,000
         September 1994       $109,838,000        $148,604,000
         October 1994         $122,740,000        $166,060,000
         November 1994        $132,537,000        $179,315,000
         December 1994        $ 81,940,000        $110,860,000
         January 1995         $ 76,013,000        $102,841,000
         February 1995        $ 72,513,000        $ 98,105,000
         March 1995           $ 79,774,000        $107,930,000
         April 1995           $ 89,718,000        $121,384,000

         May 1995             $ 99,517,000        $134,641,000
         June 1995            $100,374,000        $135,800,000
         July 1995            $123,021,000        $166,440,000
         August 1995          $121,820,000        $164,816,000
         September 1995       $114,446,000        $154,838,000
         October 1995         $127,520,000        $172,528,000
         November 1995        $137,126,000        $185,524,000
         December 1995        $ 84,967,000        $114,955,000
         January 1996         $ 78,011,000        $105,545,000
         February 1996        $ 83,449,000        $125,173,000
         March 1996           $ 99,472,000        $149,208,000
         April 1996           $100,813,000        $151,219,000

         , provided that the Borrowers and the Agent shall negotiate in good faith to determine an adjustment to the minimum amount and maximum amount of Inventory set forth above in connection with the store closings permitted by Section 9.09(b)(i) and (iii) hereof."

         5. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date");

              (i) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantor and the Lenders.

             (ii) The Borrowers shall have paid to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, a non-refundable amendment fee of $100,000.
The Borrowers and the Lenders hereby authorize the Agent to charge the Borrower's Account on the Effective Date in the amount of such amendment fee.

            (iii) The Bankruptcy Court shall have approved an order, substantially in the form of Exhibit A attached hereto.

             (iv) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

         6.   Representations and Warranties.  Each of the
Borrowers and the Guarantor represents and warrants to the Lenders as follows:

              (a) The execution, delivery and performance by the Borrowers and the Guarantor of this Amendment and the performance by the Borrowers and the Guarantor of the Credit
Agreement as amended hereby (i) have been duly authorized by all necessary corporate action and (ii) do not and will not contravene their organizational documents or any applicable law.

              (b) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and the Guarantor, enforceable against the Borrowers and the Guarantor in accordance with their terms.

              (c) The representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default, has occurred and is continuing on and as of the Effective Date.

         7. Waivers and Consents. (a) Pursuant to the request of the Borrowers and the Guarantor and in accordance with Section ll.03 of the Credit Agreement, and subject to the satisfaction of the conditions to effectiveness set forth in
Section 5 of this Amendment, the Lenders and the Agent hereby consent to, and waive any Event of a Default that would otherwise arise under Section 10.01 of the Credit Agreement from, any noncompliance by the Borrowers with the provisions of
(i) Section 8.08 of the Credit Agreement by reason of the failure of the Borrowers and the Guarantor to enter into Collection Account Agreements, the Restricted Account Agreement and similar agreements required under Section 8.08, provided that each of the requirements of Section 8.08 are fully satisfied by the Borrowers and the Guarantor on or before August 15, 1994 subject to any approval of the Bankruptcy Court that may be required and (ii) Section 9.02 of the Credit Agreement by reason of the failure of the Borrowers to maintain Cumulative FIFO EBITDA of not less than ($11,618,000) for the May 1994 fiscal month of the Borrowers.

              (b) The waivers and consents in this Section 7 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Related Document, which terms and conditions shall continue in full force and effect.

         8.   Continued Effectiveness of Credit Agreement.
Each of the Borrowers and the Guarantor hereby (i) confirms and agrees that each Related Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Related Document to "the Credit Agreement",
"thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit
Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Related Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or Lien on, any collateral as security for the Obligations of the Borrowers or the Guarantor from time to time existing in respect of the Credit Agreement and the Related Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

         9. Consent to LaSalle Business Credit, Inc., as a New Lender. LaSalle National Bank desires to assign all of its interests, rights and obligations under the Credit Agreement to its affiliate, LaSalle Business Credit, Inc. On or prior to the Effective Date, LaSalle National Bank and LaSalle Business Credit, Inc. will execute and deliver to the Agent an Assignment and Acceptance in the form of Exhibit F to the Credit Agreement, with the blanks appropriately filled in. The Borrowers and the Guarantor hereby consent to the assignment by LaSalle National Bank to LaSalle Business Credit, Inc.

         10.   Miscellaneous.

              a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

              b. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

              c. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

              d. The Borrowers will pay on demand all fees, costs and expenses of the Agent in connection with the execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel, counsel to the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                             BORROWERS:

                             MERRY-GO-ROUND ENTERPRISES, INC.,
                             as debtor and as debtor-in-
                             possession


                             By:/s/ Isaac Kaufman
                                Name:
                                Title:


                             MGR DISTRIBUTION CORPORATION, as
                             debtor and as debtor-in-possession


                             By:/s/ Isaac Kaufman
                                Name:
                                Title:



                             GUARANTOR:

                             MGRR, INC., as debtor and as
                             debtor-in-possession


                             By:/s/ Isaac Kaufman
                                Name:
                                Title:



                             AGENT AND LENDER:

                             THE CIT GROUP/BUSINESS CREDIT, INC.


                             By:/s/
                                Name:
                                Title:

                             LENDERS:

                             THE BANK OF NEW YORK
                               COMMERCIAL CORPORATION


                             By:/s/
                                Name:
                                Title:


                             CONGRESS FINANCIAL CORPORATION


                             By:/s/
                                Name:
                                Title:


                             IBJ SCHRODER BANK & TRUST COMPANY


                             By:/s/
                                Name:
                                Title:


                             LASALLE BUSINESS CREDIT, INC.


                             By:/s/
                                Name:
                                Title:


                             PNC BANK, NATIONAL ASSOCIATION


                             By:/s/
                                Name:
                                Title:


                             STERLING NATIONAL BANK
                               & TRUST COMPANY OF NEW YORK


                             By:/s/
                                Name:
                                Title: